UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

Trio Petroleum Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Business Park South, Suite 115

Bakersfield, CA 93309

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously reported in a Form 8-K filed by Trio Petroleum Corp. (the “Company”) with the Securities and Exchange Commission on August 8, 2024, the Company executed a Securities Purchase Agreement, dated August 6, 2024 (the “SPA”) with an institutional investor (the “Investor”), pursuant to which the Company raised gross proceeds of $225,000 and received net proceeds of $199,250, after payment of offering expenses (the “Financing”). In connection with the Financing, the Company issued an unsecured promissory note to the Investor in the principal amount of $255,225, having an original issue discount of $30,225 or approximately 11.8% (the “Investor Note”). Interest accrues on the Investor Note at a rate of 12% and the maturity date of the Investor Note is May 30, 2025 (the “Investor Note Maturity Date”). The Investor Note provides for five payments of principal and accrued interest which are payable: (i) $142,926 on January 30, 2025; (ii) $35,731.50 on February 28, 2025; (iii) $35,731.50 on March 30, 2025; (iv) $35,731.50 on April 30, 2025; and (v) $35,731.50 on May 30, 2025.

Amendment No. 1 to Promissory Note

On January 28, 2025, the Company and the Investor signed Amendment No. 1 to Promissory Note (the “Note Amendment”) extending the payment dates of the Investor Note to (i) $142,926 on February 28, 2025; (ii) $35,731.50 on March 30, 2025; (iii) $35,731.50 on April 30, 2025; (iv) $35,731.50 on May 30, 2025; and (v) $35,731.50 on June 30, 2025.

The above description of the Note Amendment is qualified in its entirety by the text of the Note Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Note Exchange Agreement

On January 28, 2025, the Company and the Investor also signed a Note Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company and the Investor agreed, on February 10, 2025, to the exchange of the $285,852 outstanding balance of the Investor Note for a number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) equal to $285,852 divided by the product of (i) the lowest closing price of the Common Stock on the NYSE American during the 10 trading days immediately prior to February 10, 2025, and (ii) 75% (the “Exchange”). The Exchange will be an exempt transaction pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

The above description of the Exchange Agreement is qualified in its entirety by the text of the Exchange Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amendment No. 1 to Promissory Note, dated January 28, 2025.
10.1	Note Exchange Agreement, dated as of January 28, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp.

Date: January 29, 2025	By:	/s/ Robin Ross
	Name:	Robin Ross
	Title:	Chief Executive Officer